HOST AMERICA CORPORATION
                             Two Broadway
                         Hamden, CT 06518-2697
                            (203) 248-4100
                      __________________________


                            PROXY STATEMENT

                      __________________________

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held November 24, 1998

            TO THE SHAREHOLDERS OF HOST AMERICA CORPORATION

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Host America Corporation, a Delaware corporation (the "Company") will be held at 310 West Shepard Street, Hamden, Connecticut 06514, on November 24, 1998, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1.   To elect seven (7) Directors of the Company;
     2. To vote on a proposal to amend the Articles to require the approval of holders of 2/3 of the outstanding Common Stock of the Company and/or the approval of 2/3 of the Directors of the Company for certain corporate transactions (the "Supermajority Amendment");
     3. To approve the 1998 Stock Option Plan for employees, Officers, Directors and consultants of the Company;
     4. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting $.001 par value Common Stock and voting Series A Preferred Stock of the Company of record at the close of business on October 19, 1998 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

A copy of the Company's Annual Report to Shareholders for the year ended June 28, 1998 accompanies this Notice of Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

                                   GEOFFREY W. RAMSEY
                                   PRESIDENT
Hamden, Connecticut
October 19, 1998

                       HOST AMERICA CORPORATION
                             Two Broadway
                         Hamden, CT 06518-2697
                            (203) 248-4100
                      __________________________

                            PROXY STATEMENT
                      __________________________

                    ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD NOVEMBER 24, 1998


                           GENERAL INFORMATION
                           -------------------

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Host America Corporation, a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut 06514, on November 24, 1998, at 10:00 a.m., Eastern Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 21, 1998.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report to Shareholders for the Company's fiscal year ended June 28, 1998, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                  SHARES OUTSTANDING AND VOTING RIGHTS
                  ------------------------------------

     All voting rights are vested exclusively in the holders of the Company's $.001 par value Common Stock and the voting Series A Preferred Stock, with each share entitled to one vote. Only shareholders of record at the close of business on October 19, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On October 19, 1998, the Company had 1,130,000 shares of its $.001 par value Common Stock outstanding and 700,000 Series A Preferred Stock, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding Common Stock and Series A Preferred Stock represented in person or by proxy shall constitute a quorum at the Meeting.

                      SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT
                    --------------------------------

     The following table sets forth the number and percentage of shares of the Company's $.001 par value Common Stock owned beneficially, as of October 19, 1998, by any person who is known to the Company to be the beneficial owner of 5% or more of such Common Stock and Series A Preferred Stock and, in addition, by each Director of the Company and its subsidiaries and by all Directors and Officers of the Company and its subsidiaries as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                            Beneficial Ownership        Beneficial Ownership
                            Voting Common(1)(2)          Voting Preferred(2)
                           ---------------------       ----------------------
Name and Address           Shares        Percent       Shares         Percent
----------------           ------        -------       ------         -------

Geoffrey W. and            27,500 (3)      2.4%       225,000 (3)      32.1%
 Debra Ramsey
2 Broadway
Hamden, CT 06518-2697

David J. Murphy            23,700 (5)      2.1%       225,000 (5)      32.1%
2 Broadway
Hamden, CT 06518-2697

Anne L. Ramsey              1,400 (4)        *%             0             *
2 Broadway
Hamden, CT 06518-2697

Thomas P. and Irene        12,000 (6)        *%       100,000 (6)      14.3%
 Eagan
11 Woodhouse Avenue
Northford, CT 06472

Robert C. Vaughan               0 (7)        *        150,000 (7)      21.5%
2 Broadway
Hamden, CT 06518-2697

Patrick J. Healy              100            *              0             *
2 Broadway
Hamden, CT 06518-2697

John D'Antona                   0            *              0             *
2 Broadway
Hamden, CT 06518-2697

All Executive Officers
and Directors as a
group (7 persons)          64,700          5.7%       700,000         100.0%
_____________________
* Less than 1%

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by each other person listed.
(2) Calculated on the basis that a total of 1,130,000 shares of Common Stock are issued and outstanding and 700,000 shares of voting Series
     A Preferred are outstanding.
(3) Mr. Ramsey is the beneficial owner of options to purchase 5,000 shares of Common Stock and of 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(4) Ms. Ramsey is the beneficial owner of options to purchase 1,000 shares of Common Stock.
(5) Mr. Murphy is the beneficial owner of options to purchase 5,000 shares of Common Stock and of 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(6) Mr. Eagan is the beneficial owner of options to purchase 1,000 shares of Common Stock and of 100,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 100,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(7) Mr. Vaughan is the beneficial owner of 150,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 150,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.

     There is no arrangement or understanding known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                          ELECTION OF DIRECTORS
                          ---------------------
                          (ITEM 1 ON THE PROXY)

     The Bylaws presently provide for a Board of Directors of not less than three (3) and nor more than eleven (11) members. The Board of Directors hold office for a period of one (1) year or until their successors are elected and qualified. The current Directors, Geoffrey W. Ramsey, David J. Murphy, Anne L. Ramsey, Thomas P. Eagan, Jr., Robert C. Vaughan, Patrick J. Healy and John D'Antona have been nominated as Directors for a one (1) year term, commencing in November, 1998.

     The Company's Board of Directors recommends election of the seven (7) nominees listed below to hold office until the next Annual Meeting of Shareholders in 1999 and until their successors are elected and qualified or until their earlier death, resignation or removal. The person named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven (7) nominees for Director unless otherwise instructed in such proxy. If at the time of the Meeting, if any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of the nominees for Director, indicating all positions and offices with the Company presently held, the period during which they have served as such, and the term for which they have been nominated:

                     NOMINEES - TERM EXPIRING AT THE
                   ANNUAL SHAREHOLDERS MEETING IN 1999

Name                 Age   Position             Tenure as Officer or Director
----                 ---   --------             -----------------------------

Geoffrey W. Ramsey   48  President, Treasurer   March, 1986 to present
                         and a Director

David J. Murphy      41  Vice President and     March, 1986 to present
                         a Director

Anne L. Ramsey       50  Secretary and          March, 1986 to present
                         a Director

Thomas P. Eagan, Jr. 54  Director               March, 1986 to present

Robert C. Vaughan    63  Director               February, 1998 to present

Patrick J. Healy     48  Director               February, 1998 to present

John D'Antona        49  Director               February, 1998 to present
_____________________

     The Company's Board of Directors held four (4) meetings during the fiscal year ended June 28, 1998, and each Director attended all of the meetings held.

     There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company except Geoffrey W. Ramsey and Anne L. Ramsey are brother and sister.

             DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
             -----------------------------------------------

     Set forth below are the names of all Nominees for Directors and Executive Officers of the Company, all positions and offices held by each such person, the period during which they have served as such, and the principal occupations and employment of such persons during the last five years:

     GEOFFREY W. RAMSEY, the Company's co-founder, has been the President, Treasurer and a Director of the Company since March, 1986. Mr. Ramsey has more than 25 years experience in the food service industry. Currently, he is responsible for the day-to-day management of all marketing and sales activities for the Company. He has developed a comprehensive sales program for manual dining operations, vending and other ancillary services. Prior to 1986, Mr. Ramsey operated a number of diverse food service operations. These included the University of New Haven, Southern Connecticut State University, Choate School and others. Mr. Ramsey was Personnel and Training Specialist for ARA Services and has a B.S. degree from the University of New Haven and a A.A.S. degree from the Culinary Institute of America.

     DAVID J. MURPHY, a co-founder of the Company, has been Vice President and a Director of the Company since March, 1986. Mr. Murphy has more than 20 years experience in the industry. Prior to 1986, Mr. Murphy served as the Food Service Director of Greater Hartford Community College, Hartford, Connecticut. From 1984 to 1986 he was the Operations Manager for Campus Dining at the University of New Haven and served as Adjunct Professor in the Hotel, Restaurant and Tourism School. From 1983 to 1984 he was involved in operations at Hamilton College, Clinton, New York and Fairleigh Dickinson University, Madison, New Jersey. Mr. Murphy received his B.S. degree in International Business from Quinnipiac College, Hamden, Connecticut, and a certificate in Exporting Marketing from the same college. He has also completed post graduate courses in business. Mr. Murphy is a member of the National Restaurant Association and the National Association of College and University Food Services and is listed in 1986-1987 Directory of Hospitality Educators.

     ANNE L. RAMSEY has been the Secretary and a Director of the Company since March, 1986. Along with her duties as Corporate Secretary, Ms. Ramsey serves as a District Supervisor and is responsible for seven Host America facilities in Connecticut. Prior to 1986, she was Vice President of Operations for Comstock Leasing, Inc. in San Mateo, California from 1984 to 1985. From 1980 to 1984, she was Operations Manager for Comstock Leasing.

     THOMAS P. EAGAN, JR. has been a Director of the Company since November, 1988. He has been employed as a sales representative with Eastern Bag & Paper Co., Inc., Bridgeport, Connecticut since May, 1979. From February, 1972 to May 1979, Mr. Eagan owned and operated Purifier Systems, Inc., Hamden, Connecticut, a wholesale paper distributor. From

January 1972 to February, 1973, Mr. Eagan was Regional Manager for Piedmont Capital Corp., a mutual fund life insurance underwriter located in Woodbridge, Connecticut. In this capacity, Mr. Eagan supervised Piedmont's Financial Planners and District Managers in southern Connecticut. Mr. Eagan studied Business Administration at Quinnipiac College, Hamden, Connecticut.

     ROBERT C. VAUGHAN has served as a Director of the Company from February 1998 to the present. Mr. Vaughan has served as a chief executive officer or chief operating officer with numerous firms over the past twenty years. From 1981 to present, Mr. Vaughan has managed the Orbis Group, a business consulting firm in Phoenix, Arizona providing merger and acquisition marketing, finance and other services. In addition, from 1994 to 1997, Mr. Vaughan was Director of Mergers and Acquisitions for Touch Tone America, a public long distance telecommunications firm in Phoenix, Arizona.

     PATRICK J. HEALY PH.D has been a Board Member of the Company since February of 1998. He is the Vice President for Finance and Administration for Quinnipiac College and has held this position for the past 10 years. Mr. Healy is a Certified Management Accountant and holds a Bachelor of Science Degree in Accounting, a Master Degree in Business Administration, Institute for Educational Management from Harvard University and a Ph.D. in Educational leadership Higher Education Administration from the University of Connecticut. Mr. Healy is also a board member for the Leukemia Society of America, Central Connecticut Chapter of the Leukemia Society of America and The Children's Corner.

     JOHN D'ANTONA has served as a Director of the Company from February 1998 to present. Mr. D'Antona has 25 years experience in a variety of food service marketing and sales positions with Tetley USA, a national food service supplier. As Northeast Area Manager, he has distribution of coffee and tea responsibility for the New England area of the United States.

     The Officers of the Company are elected by the respective Board of Directors at the first meeting after each annual meeting of shareholders and hold office until the next annual meeting of directors or their earlier resignation or removal.

     The date of the next annual meeting of the Company will be determined by the Company's Board of Directors in accordance with Delaware law.

     No Director holds a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

     COMPLIANCE WITH SECURITIES EXCHANGE ACT REPORTING REQUIREMENTS
     --------------------------------------------------------------

     To the Company's knowledge, during the fiscal year ended June 28, 1998, the Company's Officers and Directors complied with all applicable
Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors and their written representations that such reports accurately reflect all reportable transactions.

           THE BOARD OF DIRECTORS AND ITS STANDING COMMITTEES
           --------------------------------------------------

     The Company's Board of Directors has the responsibility to review the overall operations of the Company. The Board members are kept informed of the Company's results of operations and proposed plans and business objectives through periodic reports sent to them by the Company's management or presented at Board and Committee meetings. The Board met four times last year, once each quarter. All members of the Board of Directors were present at all of these meetings.

DIRECTORS' COMPENSATION

     Members of the Company's Board of Directors are compensated in their capacities as Directors at the rate of $500 for each regularly scheduled meeting. However, the Company reimburses all of its Officers, Directors and employees for accountable expenses incurred on behalf of the Company.

BOARD COMMITTEES

     The Board of Directors has two (2) principal standing committees.

     The AUDIT COMMITTEE is presently composed of David J. Murphy, Robert
C. Vaughan and Patrick J. Healy. The Committee recommends to the Board the firm to be employed as the Company's independent auditors and consults with and reviews the reports of the Company's independent auditors and the Company's internal financial staff.

     The COMPENSATION COMMITTEE is presently composed of Geoffrey W. Ramsey, Thomas P. Eagan and John D'Antona. The Compensation Committee assists the Board in establishing compensation for the Company's Officer's and key employees as described below.

           REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
           -------------------------------------------------
                        MANAGEMENT COMPENSATION
                        -----------------------

     The Compensation Committee of the Board of Directors (the "Committee") evaluates and approves the overall policies which govern the annual base salaries of the Company's President and Chief Executive Officer ("CEO") and other Executive Officers.

     The Committee reviews and evaluates the Company's corporate performance and executive management compensation once each year. In making its evaluations, the Committee considers a large number of factors including those set forth under "Compensation Policies" herein, together with other matters such as the inflation rate, and the Company's past performance, generally over consecutive three year time frames.

COMPENSATION POLICIES

     The Company's compensation policies, particularly as they apply to its Executive Officers, including Mr. Geoffrey Ramsey, the President and CEO and Mr. David Murphy, Vice President, are designed to achieve the following major objectives:

1. To set base annual salaries (base income) for key Executive Officers which are deemed reasonably competitive in the context of American industry generally, and the food service industry specifically. Business size, level of responsibility, complexity of operations, and long term performance and prospects are among the factors considered.

2. The Committee considers a variety of intangible and other factors such as each person's likely future contribution to the Company's successful growth, the current state and prospects of the industry and the Company's long-term goals and strategies which might from time to time require temporary investment in personnel resources in the absence of immediate positive results. Further, the Committee considers the compensation and benefits previously paid to its Executive Officers.

                         EXECUTIVE COMPENSATION
                         ----------------------

===========================================================================================================
                                       SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                 ------------------------------
                     Annual Compensation                                  Awards        Payouts
-----------------------------------------------------------------------------------------------

      (a)             (b)      (c)          (d)         (e)         (f)         (g)     (h)         (i)

                                                       Other                                        All
     Name                                              Annual   Restricted              LTIP       Other
     and                                               Compen-     Stock      Options/  Pay-      Compen-
   Principal                  Salary       Bonus       sation     Award(s)     SARs     outs      sation
   Position         Year (1)    ($)         ($)        ($)(2)       ($)         (#)      ($)       ($)
-----------------------------------------------------------------------------------------------------------
Geoffrey W. Ramsey   1998    $ 85,000     $ -0-        $ -0-                                     $ 6,500(2)
 President and CEO   1997    $ 65,000     $ -0-        $ -0-                                     $ 6,500(2)
                     1996    $ 56,000     $ -0-        $ -0-                                     $ 6,500(2)
===========================================================================================================

(1) Periods presented are for the fiscal years ended June 28, 1998, June 29, 1997 and June 30, 1996.
(2) The Company pays Mr. Ramsey's life insurance policy and car allowance valued at approximately $6,500 per year. Under Mr. Ramsey's employment agreement, he is also entitled to health and disability insurance.

STOCK OPTIONS

OPTIONS GRANTED

     The following table sets forth the options that have been granted to Geoffrey W. Ramsey, the Chief Executive Officer ("CEO") and President, listed in the Summary Compensation Table as of June 28, 1998.

                            Option/SAR Grants
                            -----------------
                            Individual Grants

===========================================================================
       (a)             (b)            (c)            (d)          (e)
                                   % of Total
                     Options/    Options/SARs      Exercise
                       SARs        Granted to       or Base
                     Granted        Employees        Price      Expiration
     Name              (#)       in Fiscal year    ($/Share)      Date
---------------------------------------------------------------------------

Geoffrey W. Ramsey    5,000           46.7%          $5.00      3/01/07

===========================================================================

     In August 1997, the Company granted options to purchase 1,000 shares of Common Stock to two Directors, Mr. Thomas P. Eagan, Jr. and Anne L. Ramsey, respectively. Also in August 1997, the Company issued options to purchase 5,000 shares of Common Stock to David J. Murphy, an Officer and Director. The stock options are exercisable over a period of ten (10) years at an exercise price of $5.00 per share. The options are subject to certain adjustment provisions in the event of any stock dividends, reverse splits and/or reclassifications of the Common Stock.

OPTIONS EXERCISED

           Aggregated Option/SAR Exercises in Last Fiscal Year
                     and FY-End Option/SAR Values(1)
===========================================================================
                                            Number of
                                            Securities       Value of
                                            Underlying      Unexercised
                                            Unexercised    In-the-Money
                                            Options/SARs   Options/SARs
                    Shares                  at FY-END(#)   at FY-END($)
                   Acquired     Value       Exercisable/   Exercisable/
     Name        on Exercise   Realized    Unexercisable  Unexercisable
---------------------------------------------------------------------------

Geoffrey W. Ramsey     0          0            5,000/0          0(1)

===========================================================================

1) At the fiscal year end, there was no trading market for the Company's Common Stock and the value of the options was accordingly nominal as of June 28, 1998.

     The Board of Directors has adopted a policy not to issue any future options at less than eighty-five percent (85%) of the then current market price of the Company's Common Stock on the date of the grant.

                 TRANSACTIONS WITH MANAGEMENT AND OTHERS
                 ---------------------------------------

     On March 1, 1998, the Board of Directors authorized the issuance of 700,000 shares of Series A Preferred shares to Geoffrey W. Ramsey (225,000), David J. Murphy (225,000), Thomas P. Eagan, Jr. (100,000) and
Robert C. Vaughan (150,000). The shares were issued to create performance goals for management and their continued employment over the next five (5) years.

     The Board of Directors has adopted a policy that all future material affiliated transactions and/or loans will be made on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. Also, all future material affiliated transactions and/or loans, and any forgiveness of loans, must be approved by a majority of the Company's independent Directors who do not have an interest in the transaction and who had access, at the Company's expense, to the Company's or independent legal counsel.

     All future material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that could be obtained from unaffiliated third parties.

     THE SUPERMAJORITY AMENDMENT TO THE CERTIFICATE OF INCORPORATION
     ---------------------------------------------------------------
                          (ITEM 2 ON THE PROXY)

GENERAL

     The Board proposes that the Company's Certificate of Incorporation be amended to provide that the approval of holders of 2/3 of the outstanding Common Stock and Series A Preferred ("Voting Stock") of the Company and/or the approval of 2/3 of the Directors of the Company be necessary for certain corporate transactions (the "Supermajority Amendment"). The Supermajority Amendment provides that the affirmative vote of holders of not less than 2/3 of the outstanding Voting Stock of the Company entitled to vote for approval shall be required if the Company:

     (a)  merges or consolidates with any other corporation;
     (b) sells or exchanges all or a substantial part of its assets to or with any other corporation, or
     (c) issues or delivers any stock or other securities of its issue in exchange or payment for any properties or assets of any other corporation, or securities issued by any other corporation, or in a merger of any subsidiary of this corporation (80% or more of the Common Stock of which is held by this corporation) with or into any other corporation.

     This 2/3 supermajority vote requirement will not apply, however, if the Board approves and recommends without condition a transaction of the type listed above by the affirmative vote of not less than two-thirds of the Directors. The 2/3 supermajority vote requirement also will not apply to any such transaction solely between the Company and another corporation if the Company owns 50% or more of the voting stock of the other corporation. The Supermajority Amendment will permit the Board to condition its own approval of any such transaction upon the approval of holders of 2/3 of the outstanding Voting Stock of the Company entitled to vote on such transaction.

     The Board believes that it is in the shareholders' best interest to require a supermajority Board vote and/or a supermajority shareholder vote when the Company proposes to engage in a transaction such as a merger, which is likely to be very material to the Company and its operations. The Supermajority Amendment is designed to encourage corporations that seek to acquire control of the Company to propose terms which would be acceptable to a supermajority of Directors and/or shareholders, rather than a simple majority. The Board believes that such a provision would improve the Board's negotiating leverage in any "change of control" transaction and would help ensure that adequate consideration is received by the Company shareholders in connection with any such transaction. In addition, the Board believes that the Supermajority Amendment would facilitate the Company's hiring and retention of competent management personnel by increasing the likelihood of a stable employment environment.

     The text of the Supermajority Amendment is set forth in Appendix A. Generally, Delaware law provides that transactions of the type covered by the Supermajority Amendment only require the approval of the holders of a majority of the shares eligible to vote on such a transaction unless a company's certificate or shareholder-approved bylaws provide otherwise.

Thus the Supermajority Amendment will make it more difficult to obtain Company shareholder approval of mergers, consolidations, the sale or exchange of Company assets, or the issuance and delivery of its stock or securities. If the Supermajority Amendment is approved, it can only be repealed by the vote of holders of 2/3 of the Voting Stock of the Company entitled to vote on amendments to the Company's Certificate.

VOTE REQUIRED FOR APPROVAL

     The approval of holders of 2/3 of the outstanding Voting Stock is required to approve the Supermajority Amendment. Abstentions and broker non-votes thus count as votes against the Supermajority Amendment.

ANTITAKEOVER CONSIDERATIONS AND OTHER MATTERS

     The Supermajority Amendment has antitakeover implications and could be used to deter a takeover of the Company which is opposed by the Company's Board of Directors and make it more difficult to remove incumbent management. Thus this amendment could be considered as serving interests of management which are not identical to the interests of the Company's shareholders.

     The overall effect of the Supermajority Amendment would be to render more difficult the accomplishment of certain mergers and other transactions, including transactions involving assumptions of control by hostile third parties. Accordingly, if the Supermajority Amendment is approved, Company shareholders could be deprived (in certain instances) of temporary opportunities to sell their shares at higher market prices. Moreover, by possibly deterring proxy contests, merger proposals or acquisitions of substantial blocks of the Common Stock, the Supermajority Amendment might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control. Because certain members of Company management are also Board members, the interest of each Board member may not always be identical to that of the Company's shareholders. The Supermajority Amendment could give management or a minority of shareholders the power to vote a transaction desired by a majority of shareholders. Officers and Directors of the Company, as a group, hold 5.7% of the Company's Common Stock and 100% of the Company's voting Series A Preferred Stock. See "Securities Ownership of Management."

     The Certificate already contains some provisions that have antitakeover effects that could deter a takeover attempt opposed by Company management. The Certificate does not permit shareholders to cumulate their votes in elections of directors. This provision could deter a takeover that was opposed by management by preventing an acquirer from obtaining immediate control of the Board.

     Company management is not aware of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

                 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
                    FOR THE SUPERMAJORITY AMENDMENT.

              PROPOSAL TO ADOPT THE 1998 STOCK OPTION PLAN
              --------------------------------------------
                          (ITEM 3 ON THE PROXY)


     On August 17, 1998, the Company's Board of Directors adopted the Company's 1998 Stock Option Plan (the "1998 Plan"), subject to approval by the Company's shareholders at the 1998 Annual Meeting of Shareholders. The full text of the 1998 Plan as proposed to be adopted is included as APPENDIX B to this Proxy Statement.

     The Board of Directors believes that the approval of the 1998 Plan is necessary to promote the welfare of the Company and its shareholders. The Board of Directors believes that the 1998 Plan will aid the Company in attracting and retaining directors, officers and employees and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Board of Directors expects that the 1998 Plan will constitute a significant part of the compensation program for employees and will further strengthen the identity of interest of the directors, officers and employees of the Company with that of the Company's shareholders. For the reasons given above, the Board of Directors believes that it is in the best interests of the Company to approve the adoption of the 1998 Plan in order to enable the Company to grant options and stock appreciation rights (SAR), and/or issue shares of its Common Stock to its employees, non-employee directors, consultants and other persons.

DESCRIPTION OF THE 1998 STOCK OPTION PLAN

     GENERAL.

     The 1998 Plan provides for the discretionary granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), or the granting of stock appreciation rights ("SARs") (Stock Awards and SARs shall be collectively referred to herein as "Awards").

     The 1998 Plan states that it is not intended to be the exclusive means by which the company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants or awards other than pursuant to the 1998 Plan without shareholder approval.

     SHARES SUBJECT TO THE 1998 PLAN.    A maximum of 200,000 shares of
Common Stock of the Company may be issued under the 1998 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option will again be available for the purposes of the 1998 Plan. If any change is made in the stock subject to the 1998 Plan or subject to any Option or SAR granted under the 1998 Plan (through merger, consolidation, reorganization, recapitalization or otherwise), the 1998 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1998 Plan and the number of shares and exercise price per share or stock subject to outstanding Options or SARs. In the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the Committee may provide that each Option holder may exercise such Option or SAR on such terms as it may have been exercised immediately prior to such dissolution or liquidation, corporate separation or division or merger or consolidation or may provide that the Options or SARs granted under the Plan will expire by a fixed date and that the Option holders or grantees may exercise their Options or SARs as to all or any part of the shares covered including shares as to which the Options would not otherwise be exercisable.

     There were no outstanding Options to acquire shares of the Company's Common Stock under the 1998 Plan as of October 19, 1998.

     ADMINISTRATION AND ELIGIBILITY.    The Plan is administered by the
Compensation Committee (the "Committee") appointed by the Board or, in the absence of a designated and qualified Committee, the entire Board must serve as the Committee. Currently the Plan is administered by the entire Board.

     In addition to determining who will be granted Options and/or Awards, the Committee has the authority and discretion to determine when Options and/or Awards will be granted and the number of Options and/or Awards to be granted. The Committee may determine which Options may be options intended to qualify for special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Stock Options") or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instruments evidencing Options granted under the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

     The Committee also may construe the Plan and the provisions in the instruments evidencing Options granted under the Plan and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may suspend, terminate, modify or amend the Plan, but without the approval of the holders of a majority of the voting shares of Common Stock represented at a meeting, the Board may not materially increase the number of shares of Common Stock as to which Options may be granted, or materially increase the benefits to be received by employees and officers of the Company who are participants under the Plan. The Board may not adversely affect the rights of any participant under any unexercised Option or any portion thereof without the consent of such participant.

     Participants in the Plan may be selected by the Committee from employees, officers and directors of and consultants to the Company. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

     TERMS AND CONDITIONS OF OPTIONS; EXERCISE OF OPTIONS.   The Committee
has broad discretion to determine the number of shares with respect to which Options may be granted to participants. The maximum aggregate fair market value (determined as of the date of grant) of the shares as to which the Incentive Stock Options become exercisable for any participant for the first time during any calendar year may not exceed $100,000.

     The Plan provides that the purchase price per share for each Incentive Stock Option on the date of grant may not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date of grant of the Option, except that any Incentive Stock Options granted under the Plan to a person owning more than ten percent of the Common Stock must be at a price of at least 110% of such fair market value and be for a term of no more than five years. The Plan further provides that the purchase price per share for each Non-Qualified Stock Option on the date of grant may not be less than 85% of the fair market value of the shares of Common Stock of the Company on the date of grant of the Option.

     Options granted under the Plan confer no right upon any participant with respect to continuation of employment and do not interfere with the optionee's or the Company's right to terminate his employment at any time. An Optionee has no rights as a shareholder with respect to any shares covered by Options until the Options have been exercised and payment has been received therefor.

     DURATION AND MODIFICATION.    The 1998 Plan will remain in effect
until August 17, 2008. The Board of Directors of the Company may at any time suspend, amend or terminate the 1998 Plan, except that without approval of the shareholders of the Company, the Board of Directors may not
(i) increase the maximum number of shares of Common Stock subject to the 1998 Plan (except in the case of an increase in the number of outstanding shares of Common Stock resulting from a subdivision of shares, any other capital adjustment or any other increase in the number of shares of Common Stock effected without the Company's receipt of consideration therefor in money, services or property), (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1998 Plan, (iv) change the class of persons eligible to receive Options under the 1998 Plan, or (v) materially increase the benefits accruing to participants under the 1998 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the 1998 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Exchange Act without the consent of the shareholders of the Company.

     FEDERAL INCOME TAX CONSEQUENCES. Certain Options granted under the Plan will be intended by qualify as incentive stock options under Section 422 of the Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an option holder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the Option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the option holder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the Option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the Option was exercised.

     Certain other Options issued under the 1998 Plan, including Options issued to non-employee members of the Board of Directors, also may be nonqualified options. The income tax consequences of nonqualified options and Stock Awards will be governed by Section 83 of the Code. Under Section 83, the excess of the fair market value of the shares of the Company's Common Stock acquired pursuant to the grant of a Stock award or the exercise of any Option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the participant in the first taxable year in which the Common Stock acquired by the participant is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include Excess Value in the income immediately after the acquisition, in which case fair market value will be determined on the date of acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same year that the participant recognizes income. The Company will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a participant. The basis of the shares acquired by an optionholder will be equal to the exercise price of those share plus any income recognized pursuant to Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

VOTE REQUIRED

     Approval of the adoption of the 1998 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting. In the event that the 1998 Plan is not approved by the shareholders of the Company, the 1998 Plan and all Options granted pursuant to the 1998 Plan will automatically terminate as through the 1998 Plan had never been adopted.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               THE APPROVAL OF THE 1998 STOCK OPTION PLAN.

                             OTHER BUSINESS
                             --------------

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgement of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matters.

                              ANNUAL REPORT
                              -------------

     The Company's Annual Report for the year ended June 28, 1998, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

              DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
           FOR THE ANNUAL MEETING TO BE HELD IN NOVEMBER, 1999
           ---------------------------------------------------

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders which is expected to be held in November, 1999, must be received at the offices of the Company, Two North Broadway, Hamden, Connecticut, 06518, no later than July 1, 1999, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                              GEOFFREY W. RAMSEY, PRESIDENT

Hamden, Connecticut
October 19, 1998

                       TEXT OF PROPOSED AMENDMENT


THE SUPERMAJORITY AMENDMENT

                           SUPERMAJORITY VOTE

The affirmative vote of the holders of not less than 2/3 of the outstanding common stock of the corporation entitled to vote for approval shall be required if (a) this corporation merges or consolidates with any other corporation, or if (b) this corporation sells or exchanges all of a substantial part of its assets to or with any other corporation, or if (c) this corporation issues or delivers any stock or other securities of its issue in exchange or payment for any properties or assets of any other corporation, or securities issued by any other corporation, or in a merger of any subsidiary of this corporation (80% or more of the common stock of which is held by this corporation) with or into any other corporation; provided, however, that the foregoing shall not apply to any plan of merger or consolidation, or sale or exchange of assets, or issuance or delivery of stock or other securities which was approved (or adopted) and recommended without condition by the affirmative vote of not less than two-thirds of the directors, nor shall it apply to any such transaction solely between this corporation and another corporation 50% or more of the voting stock of which is owned by this corporation. The Board of Directors shall be permitted to condition its approval (or adoption) of any plan of merger or exchange of assets, or issuance or delivery of stock or securities upon the approval of holders of 2/3 of the outstanding stock of this corporation entitled to vote on such plan of merger or consolidation, or sale or exchange of assets, or issuance or deliver of stock or securities.






















                               APPENDIX A

                       HOST AMERICA CORPORATION
                        1998 STOCK OPTION PLAN

                               ARTICLE I

     1.1  PURPOSE OR PLAN; TERM.

          (a) ADOPTION. On August 17, 1998 (the "Adoption Date"), the Board of Directors (the "Board") of Host America Corporation, a Delaware corporation (the "Company"), adopted this stock option plan to be known as the 1998 Stock Option Plan (the "Plan").

          (b) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in ARTICLE IV hereto.

          (c)  GENERAL PURPOSE.   This 1998 Stock Option is intended to
encourage stock ownership by employees, officers, directors of and consultants to Host America Corporation and its controlled, affiliated subsidiary corporations (collectively, the "Company"), so that they may acquire or increase their proprietary interest in the Company, and is intended to facilitate the Company's efforts to (i) induce qualified persons to become employees or officers of or consultants to the Company;
(ii) compensate employees, officers, directors and consultants for services to the Company; and (iii) encourage such persons to remain in the employ of or associated with the Company and to put forth maximum efforts for the success of the Company. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), and the granting of stock appreciation rights ("SARs"), (Stock Awards and SARs shall be collectively referred to herein as "Awards").

          (d) CHARACTER OF OPTIONS. Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as an "incentive stock option" as defined in Code section 422 ("Incentive Stock Option") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be non-qualified options.

          (e) RULE 16b-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934 (the "Act"). In such instance, to the extent any provision of the Plan or action by a Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or such Committee. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

          (f) DURATION OF PLAN. The term of the Plan is 10 years, commencing on the date of adoption of the original Plan by the Board as specified in SECTION 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption

                               APPENDIX B
of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

     1.2  STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

          (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's Common Stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 200,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in SECTION 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in SECTION 3.1.

          (b) CALCULATION OF AVAILABLE SHARES. The number of shares of Stock available under the Plan shall be reduced: (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option; and, (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of an SAR.

          (c) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

     1.3  APPROVAL; AMENDMENTS.

          (a) APPROVAL BY STOCKHOLDERS. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

          (b) COMMENCEMENT OF PLAN. The Plan is effective immediately, but if the Plan is not approved by the stockholders within 12 months after its adoption by the Board, the Plan and all Options and Awards made thereunder will automatically terminate and be forfeited to the same extent and with the same effect as though the Plan had never been adopted.

          (c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, terminate or make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in ARTICLE III hereof, the Board may not, without the approval of the Company's stockholders: (i) increase the aggregate number of shares of Stock subject to the Plan; (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised; (iii) extend the term of the Plan; (iv) change the class of persons eligible to receive Options or Awards under the Plan; or, (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                              ARTICLE II

     2.1  PARTICIPANTS; ADMINISTRATION.

          (a) ELIGIBILITY AND PARTICIPATION. Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are:
(i) employees (including officers and directors) of the Company or Parent or Subsidiary Corporations; or, (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that Incentive Stock Options may only be granted to employees of the Company (and its Parent or Subsidiary Corporations). The Committee shall have full authority to determine which Eligible Persons are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. The Committee shall also have full authority to determine which Eligible Persons are to receive Awards and the conditions relating to such Award.

          (b) GENERAL ADMINISTRATION. The Plan shall be administered by the Compensation Committee which shall make recommendations to the Board of Directors with respect to the grant of Options and Awards. The Board of Directors retains complete authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options and Awards pursuant to the Plan. The Committee shall administer the Plan and make recommendations to the Board concerning the following: exercise of all powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan: to determine the vesting schedule and other restrictions, if any, relating to Options and Awards; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options and Awards shall be granted; to determine the number of shares to be covered by each Option or Award; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (c) Options and Awards granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

          (e) In designating and selecting Eligible Persons for participation in the Plan, the Committee shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. The Committee also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     2.2  TERMS AND CONDITIONS OF OPTIONS.

          (a) ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Awards under this Plan or any other stock option plan of the Company.

          (b) EXERCISE PRICE. Upon the grant of any Option, the Committee shall specify the option price per share. If the Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Option is granted (110 percent if the Option is granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). If the Option is not intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 85 percent of the fair market value per share of the stock on the date the Option is granted. The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of SECTION 3.5 hereof.

          (c) INDIVIDUAL STOCK OPTION AGREEMENTS. Options granted under the Plan shall be evidenced by option agreements in such form and content as the Committee from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this SECTION 2.2. As determined by the Committee, each option agreement shall state: (i) the total number of shares to which it pertains; (ii) the exercise price for the shares covered by the Option; (iii) the time at which the Options vest and become exercisable; and, (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the

Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

          (d) OPTION PERIOD. No Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

          (e) VESTING; LIMITATIONS. The time at which Options vest with respect to an Optionholder shall be in the discretion of that Optionholder's Committee; provided that no Options shall vest prior to the Effective Date. Notwithstanding the foregoing, to the extent a Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

          (f) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

          (g) METHOD OF EXERCISE. To exercise a Option, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may
be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

               (ii) pay the aggregate Option Price in one of the alternate forms as set forth in SECTION 2.2(h) below; and,

               (iii) furnish appropriate documentation that the person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

     As soon as practical after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Option.

          (h) PAYMENT PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) Full payment in cash or check made payable to the Company's order;

               (ii) At the Company's option, full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with SECTION 3.5 hereof); or,

               (iii) If a cashless exercise Plan has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          (i) RIGHTS OF A STOCKHOLDER. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          (j) REPURCHASE RIGHT. The Committee may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Committee may specify in a stock repurchase agreement in such form and content as the Committee may approve evidencing such right. The Committee may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in a stock repurchase agreement.

          (k) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than permanent disability or death, such Optionholder must, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the applicable Committee that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company, has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or, (v) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Committee), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Options, to exercise Options that the Optionholders was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

          (l) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, any Options that the Optionholder was entitled to exercise on the date of death will be exercisable within the six-month period following the date of issuance of letters testamentary or letters of administration of a deceased Optionholder, in the case of the Optionholder's death during his employment by the Company, but not later than one year after the Optionholder's death or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and mall be delivered to the successors.

          (m) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Option is exercised upon the termination of Service or death of an Optionholder under this SECTION 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

          (n) DEFINITION OF "SERVICE". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Committee, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

     2.3  TERMS AND CONDITIONS OF STOCK AWARDS.

          (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Committee shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person. Except as provided otherwise in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable corporate law, employment tax and/or income tax withholding requirements.

          (c) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Committee may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

          (d) AWARD AGREEMENTS. The Committee may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Committee from time to time approves.

     2.4  TERMS AND CONDITIONS OF SARS.

          (a)  ELIGIBILITY.  All Eligible Persons shall be eligible to
receive SARs.   The Committee shall determine the SARs to be awarded from
time to time to any Eligible Person. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD OF SARS. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, the Committee may award to the Optionholder with respect to each share of Stock, underlying the Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Committee may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

          (c) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. The Committee may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

          (d) SAR AGREEMENTS. The Committee may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Committee from time to time approves.

          (e) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified in the SAR agreement by the Committee.

          (f) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

          (g) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the Committee and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to SECTION 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

          (h) TERMINATION OF EMPLOYMENT; DEATH. SECTIONS 2.2(k) AND (1), applicable to Options, shall apply equally to SARs.

                               ARTICLE III

     3.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     3.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in SECTION 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

     3.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, the Committee shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

     3.4  CHANGE IN CONTROL.

          (a) In the event of a Change in Control, the Committee shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. The Committee may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

          (b) INCENTIVE STOCK OPTION LIMITS. The exercisability of any Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Committee in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Committee and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

     3.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

          (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

     3.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

     3.7 CANCELLATION OF OPTIONS. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Committee and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in
SECTION 2.2(b) hereof on the new grant date.

     3.8 REGULATORY APPROVALS. The implementation of the Plan, granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

     3.9 INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

     3.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may he issued by the Company other than pursuant to this Plan without shareholder approval.

     3.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     3.12 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. No Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, any Options or Awards granted pursuant to the Plan may be assigned, encumbered or otherwise transferred by the Optionholder or grantee if specifically allowed by the Committee upon the grant of such Option or Award. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders. the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

     3.13 SECURITIES REGISTRATION.

          (a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

     The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not he sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future executives, directors, employees and/or consultants who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's employees. By the act of accepting an Option or Award, each grantee agrees: (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares; and, (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          (c) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable under the Plan as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission, the provisions of SECTIONS 3.13(a) AND
(b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

     3.14 TAX WITHHOLDING.

          (a) GENERAL. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

          (b) SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this SECTION 3.14(b) and such supplemental roles as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

               (i) STOCK WITHHOLDING. An Optionholder or Grantee may be provided with the election, which may be subject to approval by the Committee, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder or Grantee.

               (ii) STOCK DELIVERY. The Board may, in its discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of applicable taxes incurred in connection with such Option exercise or Stock Award (not to exceed 100 percent) designated by the Optionholder or Grantee.

     3.15 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall he determined in accordance with the laws of the State of Colorado.

                               ARTICLE IV
                               DEFINITIONS

     The following capitalized terms used in this Plan shall have the meaning described below:

"AFFILIATES" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

"AWARD" shall mean a Stock Award or SAR under the Plan.

"BOARD" shall mean the Board of Directors of the Company.

"CHANGE IN CONTROL" shall mean and include the following transactions or situations:

     (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this Section, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the Act). For purposes of this Section, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

     (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

     (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined, voting power of the Company's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

     (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

     (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule l4A of Regulation 14A promulgated under the Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

     Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

"CODE" shall mean the internal Revenue Code of 1986, as amended.

"COMMITTEE" shall mean the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

"COMPANY" shall mean Host America Corporation, a Delaware corporation.

"CORPORATE TRANSACTION" shall mean: (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company; or, (c) any reverse merger in which the Company is the surviving entity hut in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

"EFFECTIVE DATE" shall mean the date that the Plan has been approved by the Stockholders as required by SECTION 1 3(a) hereof.

"ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that the Option or Award is granted, are (i) employees (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to The Company or Parent or Subsidiary Corporations.

"EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

"GRANTEE" shall mean an Eligible Person that has received an Award.

"INCENTIVE STOCK OPTION" shall mean a Option that is intended to qualify as an "Incentive stock option" under Code section 422.

"NON-AFFILIATES" shall mean all persons who are not Affiliates.

"NON-EMPLOYEE DIRECTOR" shall have the same meaning as ascribed under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended.


"$100,000 LIMITATION" shall mean the limitation in which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

"OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

"OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Directors.

"OPTION PRICE" shall mean the option price per share as specified by the Committee or by the terms of the Plan.

"OPTIONS" shall mean options granted under the Plan to acquire Stock.

"PARENT" or "PARENT CORPORATION" shall mean any corporation as defined in
Section 424(e) of the Code, with respect to the Corporation.

"PLAN" shall mean The 1998 Stock Option Plan for the Company.

"SAR" shall mean stock appreciation rights granted pursuant to SECTION 2.4 hereof.

"SERVICE" shall have the meaning set forth in SECTION 2.2(n) hereof.

"STOCK" shall mean shares of the Company's Common Stock, $.001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

"STOCK AWARDS" shall mean Stock directly granted under the Plan.

"SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.


EXECUTED as of the ___ day of __________, 1998.

                                   HOST AMERICA CORPORATION



                                   By:__________________________________
                                   Name:________________________________
                                   Its:_________________________________

PROXY                                                               PROXY
-----                                                               -----


                        HOST AMERICA CORPORATION
                   SOLICITED BY THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD
                            NOVEMBER 24, 1998

The undersigned hereby constitutes and appoints Geoffrey W. Ramsey and David J. Murphy, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.001 par value Common Stock of Host America Corporation, a Delaware corporation at the Annual Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut at 10:00 a.m. Eastern Time, on November 24, 1998, and any and all adjournments thereof, for the following purposes:

1.   The election of seven (7) Directors of the Company:

     /  / FOR the nominee listed below (except as marked to the contrary):

     /  / WITHHOLD AUTHORITY to vote for the nominee listed below:

                               Nominees
                             One Year Term
                            --------------

                          Geoffrey W. Ramsey
                            David J. Murphy
                            Anne L. Ramsey
                         Thomas P. Eagan, Jr.
                           Robert C. Vaughan
                           Patrick J. Healy
                             John D'Antona

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, CROSS OUT THE NOMINEE'S NAME ABOVE.)

2. To vote on a proposal to amend the Articles to require the approval of holders of 2/3 of the outstanding Common Stock of the Company and/or the approval of 2/3 of the directors of the Company for certain corporate transactions (the "Supermajority Amendment");

          /   /  For                   /   /  Against

3. To vote on a proposal to approve the Host America Corporation 1998 Stock Option Plan (the "Plan");

          /   /  For                   /   /  Against

4. To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

The undersigned hereby revokes any proxies as to said shares and heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders furnished therewith.

                                  Dated: ______________________________, 1998

                                  ___________________________________________


                                  ___________________________________________
                                           Signature(s) of Shareholder(s)

                                  Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOST AMERICA CORPORATION. PLEASE SIGN AND RETURN THIS PROXY TO HOST AMERICA
CORPORATION, TWO BROADWAY, HAMDEN, CONNECTICUT 06518. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.